MEMBERS LIFE INSURANCE COMPANY

MEMBERS® HORIZON VARIABLE ANNUITY

SUPPLEMENT DATED DECEMBER 6, 2024 TO

TRUSTAGE™ HORIZON II ANNUITY

PROSPECTUS DATED MAY 1, 2024

This supplement updates the prospectus for the variable annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

As of December 6, 2024 (the “Liquidation Date”), the Morgan Stanley Variable Insurance Fund Global Infrastructure Portfolio (the “Fund”) is no longer an investment option under your Contract. All Contract Value remaining in the Subaccount invested in the Fund (the “Morgan Stanley Subaccount”) was automatically transferred to a new Subaccount, the Goldman Sachs VIT Government Money Market Fund (the “Goldman Sachs Money Market Subaccount”). Any automatic transaction that involved the Morgan Stanley Subaccount, such as automatic rebalancing, instead will involve the Goldman Sachs Money Market Subaccount. For example, if your Variable Subaccount Allocation includes the Morgan Stanley Subaccount, as of the Liquidation Date, your Goldman Sachs Money Market Subaccount allocation increased by the allocation to the Morgan Stanley Subaccount and rebalanced occurred based on the new Allocation Levels.

If you have Contract Value invested in the Morgan Stanley Subaccount on the Liquidation Date and it is automatically transferred into the Goldman Sachs Money Market Subaccount, you may transfer from the Goldman Sachs Money Market Subaccount to any other Subaccount (as permitted by your Contract) for 60 days after the Liquidation Date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Goldman Sachs Money Market Subaccount may become extremely low and possibly negative. There is no assurance that the Goldman Sachs Money Market Portfolio will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Goldman Sachs VIT Government Money Market Fund or for any other fund in which the Variable Account invests, or if you have any questions regarding the Fund liquidation, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.